UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2018

VISTRA ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX		75039
(Address of principal executive offices)		(Zip Code)

(214) 812-4600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 26, 2018, Terry L. Nutt resigned in his capacity as Senior Vice President and Controller and the principal accounting officer of Vistra Energy Corp. (the “Company”) to accept a new career opportunity. Mr. Nutt’s departure was not the result of any disagreements with the Company regarding accounting, financial reporting, operations, policies, practices or otherwise.
Effective January 26, 2018, Christy Dobry was appointed by the board of directors of the Company as Vice President and Controller and assumed the duties of principal accounting officer.
Ms. Dobry, age 47, has served as the Company’s Senior Director of Corporate Accounting since October 2011; she previously served as Accounting Manager for Luminant Energy Company LLC, a wholly owned subsidiary of the Company, from July 2008 to October 2011. Prior to joining the Company, Ms. Dobry served as the General Accounting Manager for a medical device company from July 1997 until July 2008. From September 1993 to July 1997, she served as an Accountant and Senior Accountant at Deloitte & Touche LLP. Ms. Dobry received a B.A. in Accounting from Texas Lutheran University and is a Certified Public Accountant in Texas.

There are no understandings or arrangements between Ms. Dobry and any other person pursuant to which Ms. Dobry was selected to serve as principal accounting officer, other than her employment relationship set forth above. Ms. Dobry does not have any relationships requiring disclosure under Item 401(d) of Regulation S-K or any interests requiring disclosure under Item 404(a) of Regulation S-K. Ms. Dobry is eligible to receive grants under the Vistra Energy Corp. 2016 Omnibus Incentive Plan, as amended. The Vistra Energy Corp. 2016 Omnibus Incentive Plan, which was filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 filed February 14, 2017, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Energy Corp.

Dated: January 26, 2018	/s/ Stephanie Zapata Moore
	Name:	Stephanie Zapata Moore
	Title:	Executive Vice President and General Counsel